Interest and Other, Net	12 Months Ended
Dec. 31, 2016
Banking and Thrift, Interest [Abstract]
Interest and Other, Net
Interest and Other, Net
Interest and other income of EUR 71.7 million (2015: EUR 10.9 million and 2014: EUR 14.5 million) relates to interest income on deposits, short-term investments, money market funds, bank accounts and on finance receivables. In addition, in 2016 we recognized EUR 55.2 million on foreign currency revaluations on transactions and balances relating to the HMI acquisition in Interest and other, net.
Interest and other costs of EUR 38.0 million (2015: EUR 27.4 million and 2014: EUR 23.1 million) mainly consist of net interest expense on our Eurobonds and related interest rate swaps, hedges, interest on lease obligations and amortized financing costs.
Interest on cash pools is reported on a gross basis in both interest income and interest expense. From an economic and legal perspective, the interest on cash pools of EUR 0.9 million (2015: EUR 1.5 million and 2014: EUR 3.2 million) recorded in interest income nets off against the same amount recorded in interest expense.